UNITED STATES
                      SECURITIES AND EXCAHNGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 5, 2004
                                                        -----------------


                     CENTURY CONTROLS INTERNATIONAL, INC.
                     ------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                  Utah                                        41-1294552
               ---------                                      ----------
       (State or Other Jurisdiction                       (I.R.S. Employer
            of Incorporation)                            Identification No.)


                                   000-30313
                                   ---------
                                  (Commission
                                  file number)


    3140 Neil Armstrong Blvd.
    Eagan, MN                                                   55121
    -----------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)



                                 (651) 454-0323
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)



                               Not applicable
                            ----------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On  January  5, 2004 the  Century  Controls  International,  Inc.,  engaged
Virchow, Krause & Company, LLP ("Virchow Krause") as its new independent certified public accountants. Up to that date, neither Century Controls nor anyone on its behalf consulted Virchow Krause regarding the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the financial statements of Century Controls.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTURY CONTROLS INTERNATIONAL, INC.



Date: January 7, 2004                 By: /s/ Leo Christiansen, President


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